Filed pursuant to 497(e)

File Nos. 333-20810 and 811-09819

STATE STREET INSTITUTIONAL INVESTMENT TRUST

State Street Aggregate Bond Index Portfolio

(the “Portfolio”)

(SSAFX)

SUPPLEMENT DATED AUGUST 7, 2023 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”), EACH DATED APRIL 30, 2023 AS MAY BE SUPPLEMENTED FROM TIME TO TIME

Effective immediately, Michael Przygoda, of SSGA Funds Management, Inc., is added to the portfolio management team of the Portfolio. Accordingly, effective immediately the Prospectus and SAI are amended as follows:

1)	The section titled “Investment Adviser” beginning on page 6 of the Prospectus is deleted and replaced with the following:

Investment Adviser

SSGA FM serves as the investment adviser to the Portfolio.

The professionals primarily responsible for the day-to-day management of the Portfolio are Marc DiCosimo, Joanna Madden and Michael Przygoda. They have served as portfolio managers of the Portfolio since 2014, 2016 and 2023, respectively.

Marc DiCosimo, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2013.

Joanna Madden is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. She joined the Adviser in 2003.

Michael Przygoda, CFA, is a Vice President of the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2006.

2)	The table in the section titled “MANAGEMENT AND ORGANIZATION – Portfolio Management” beginning on page 51 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers	Portfolios
Karl Schneider and Amy Scofield	Equity 500 Index II Portfolio

Mark DiCosimo, Joanna Madden and Michael Przygoda	Aggregate Bond Index Portfolio

Olga Winner and Karl Schneider	Global All Cap Equity ex-U.S. Index Portfolio

Ted Janowsky and Karl Schneider	Small/Mid Cap Equity Index Portfolio

3)

The discussion regarding the portfolio managers of SSGA Funds Management, Inc., in the section titled “MANAGEMENT AND ORGANIZATION – Portfolio Management” beginning on page 51 of the Prospectus, is revised as follows:

The following is added as a new paragraph to the section:

Michael Przygoda, CFA, is a Vice President of SSGA and the Adviser and a Portfolio Manager in the Fixed Income Beta Solutions Group, managing a variety of securitized and custom aggregate bond strategies. Prior to joining the Fixed Income Beta Solutions Group in 2012, Mr. Przygoda worked as an MBS Trader and a portfolio analyst in the Government Solutions Team and previously managed the Active Fixed Income Operations Team. Mr. Przygoda received his Bachelor of Arts in Finance from Stonehill College and his Master of Science in Finance from Suffolk University. Mr. Przygoda has earned the Chartered Financial Analyst (CFA) designation and is a member of both CFA Society Boston, Inc. and the CFA Institute.

4)

In the table which lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Portfolio and assets under management in those accounts in the section “PORTFOLIO MANAGERS” on page 45 of the SAI, the information is updated to include the number and types of accounts managed by Michael Przygoda and the assets under management in those accounts:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)*	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)*	Other Accounts	Assets Managed (billions)*	Total Assets Managed (billions)
Michael Przygoda †	36	$90.58	140	$179.07	163	$108.58	$378.23

†	Information for Mr. Przygoda is provided as of June 30, 2023.
*	There are no performance-based fees associated with these accounts.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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